THIRD AMENDMENT TO PURCHASE AGREEMENT

     This Third Amendment to Purchase Agreement (this "Third Amendment") is entered into effective as of April 6, 2001, by and among Ferrellgas Partners, L.P., a Delaware limited partnership ("Purchaser"), Ferrellgas, L.P., a Delaware limited partnership ("Subsidiary OLP"), and The Williams Companies, Inc., a Delaware corporation ("Seller") and successor in interest to Williams Natural Gas Liquids, Inc., a Delaware corporation. This Third Amendment amends the Purchase Agreement dated as of November 7, 1999, as amended (the "Purchase Agreement"), by and among Purchaser, Subsidiary OLP and Williams Natural Gas Liquids, Inc. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning given to them in the Purchase Agreement.


                                    RECITALS:

     WHEREAS, in connection with the Purchase Agreement, Purchaser issued Senior Units to Williams Natural Gas Liquids, Inc.; and

     WHEREAS, pursuant to Section 9.3 of the Purchase Agreement, the parties hereto desire to amend the Purchase Agreement to reflect amendments incorporated into the Third Amended and Restated Agreement of Limited Partnership of Purchaser, which sets forth the rights, terms and obligations of the Senior Units and the holders thereof;

     NOW, THEREFORE, effective as of the date first set forth above, the Purchase Agreement is amended as follows:


                                   ARTICLE 1

                                   AMENDMENTS

1.1 The first sentence of Section 4.2(d) of the Purchase Agreement is hereby amended and restated in its entirety to be as follows:

         On or prior to the eighth anniversary of the Closing Date, promptly (and in each event, no later than five business days) after any sale of common units issuable upon conversion of the Senior Units ("Common Units") by Seller and/or a permitted transferee of Seller, Purchaser and Subsidiary OLP, jointly and severally, shall pay to Seller and/or such permitted transferee, as applicable, in cash the product of (i) the difference, if positive, of the Converted Common Unit Value (plus accumulated and undistributed distributions) less the Net Common Unit Proceeds, multiplied by (ii) the number of Common Units sold; provided, however, that this provision shall apply only to one sale for each Common Unit and only to the extent that such sale complies with the Purchaser MLP Partnership Agreement, as amended, and the Representations Agreement dated December 17, 1999, as amended, among

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         the Purchaser, the General Partner, Subsidiary OLP and Seller.

     1.2 Section 4.2(d)(B) of the Purchase Agreement is hereby amended and restated in its entirety to be as follows:

         "Net Common Unit Proceeds" means an amount equal to the net proceeds, on a per Common Unit basis, received by Seller or a permitted transferee of Seller upon a sale by Seller or such permitted transferee of any of the Common Units in a single transaction or a series of transactions involving (x) a bona fide sale to an unaffiliated third party, or (y) an underwritten public offering by a reputable investment bank.

     1.3 Section 4.2(f) of the Purchase Agreement is hereby amended and restated in its entirety to be as follows:

         In the event that, after the earlier of (a) December 31, 2005, or (B) the occurrence of a Material Event, as defined in the Purchaser MLP Partnership Agreement, one or more holder(s) of the Senior Units have not irrevocably elected to convert their Senior Units into Common Units, on or prior to the eighth anniversary of the Closing Date, promptly (and in each event, no later than five business days) after any sale of Senior Units by Seller and/or a permitted transferee of Seller (which sale shall be in accordance with the definition of "Net Senior Unit Proceeds" below), Purchaser and Subsidiary OLP, jointly and severally, shall pay to Seller and/or a permitted transferee of Seller, as applicable, in cash the product of (i) the difference, if positive, of the Face Value per Senior Unit (plus accumulated and undistributed distributions) less the Net Senior Unit Proceeds, multiplied by (ii) the number of Senior Units sold; provided, however, that this provision shall apply only to one sale for each Senior Unit and only to the extent that such sale complies with the Purchaser MLP Partnership Agreement, as amended, and the Representations Agreement dated December 17, 1999, as amended, among the Purchaser, the General Partner, Subsidiary OLP and Seller. "Net Senior Unit Proceeds" means an amount equal to the net proceeds, on a per Senior Unit basis, received by Seller and/or a permitted transferee of Seller upon a sale by Seller or such permitted transferee of any of the Senior Units in a single transaction or a series of transactions involving (x) a bona fide sale to an unaffiliated third party, or (y) an underwritten public offering by a reputable investment bank.

     1.4 The first clause of Section 7.3(a) of the Purchase Agreement until the definition of "Seller Indemnitees" is hereby amended and restated in its entirety to be as follows:

         Subject to the terms and conditions set forth herein, from and after the Closing, Purchaser shall indemnify and hold harmless (A) Seller,

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

         (B) any lender or lenders to whom the Senior Units (or any Common Units into which the Senior Units are converted) are pledged in connection with a loan to enable a permitted transferee of all or a portion of the rights of Seller hereunder to purchase, among other things, the Senior Units (or any Common Units into which the Senior Units are converted), or any refinancings thereof, or to whom the Senior Units (or any Common Units into which the Senior Units are converted) are assigned in connection with a foreclosure on the Senior Units (or any Common Units into which the Senior Units are converted) pursuant to such loan, (C) any permitted transferee who acquires the Senior Units (or any Common Units into which the Senior Units are converted) upon or after such foreclosure, and (D) Seller in the event Seller acquires the Senior Units from JEF Capital Management, Inc., and their respective directors, officers, employees, affiliates, controlling persons, agents and representatives and their successors and assigns (collectively, "Seller Indemnitees")

     1.5 A new Section 8.1(d) is hereby added to the Purchase Agreement and shall read as follows:

         Notwithstanding the foregoing, if any rights of a party to this Agreement are assigned or transferred to any other person or entity in accordance with the terms hereof, no such rights may thereafter be modified or terminated without the consent of the assignee or transferee.

     1.6 The third notification address of Section 9.1 of the Purchase Agreement is hereby amended by deleting in its entirety the address "Andrews and Kurth, L.L.P., 805 Third Avenue, New York, New York 10022, Attention: Michael Swidler,
Telecopy: (212) 850-2929" and replacing it with the address "Vinson & Elkins, L.L.P., 666 Fifth Avenue, 26th floor, New York, New York 10103, Attention:
Michael Swidler, Telecopy: (917) 206-8100."

     1.7 The fifth notification address of Section 9.1 of the Purchase Agreement is hereby amended by deleting in its entirety the address "Bryan Cave L.L.P., 3500 One Kansas City Place, 1200 Main Street, Kansas City, MO 64105, Attention:
Morris K. Withers, Telecopy: (816) 374-3300" and replacing it with the address "Mayer, Brown & Platt, 700 Louisiana Street, Suite 3600, Houston, Texas 77002,
Attention: David L. Ronn, Telecopy: (713) 632-1825."

     1.8 Section 9.6 is hereby amended and restated in its entirety to read as follows:

         This Agreement shall be binding upon and inure solely to the benefit of each party hereto, the Seller Indemnitees and the Purchaser Indemnitees, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

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

                                  ARTICLE 2

                               GENERAL PROVISIONS

     2.1 Except as expressly amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

     2.2 Article IX of the Purchase Agreement shall apply to this Third Amendment and be incorporated herein with the same force and effect as if those sections were reprinted as part of this Third Amendment, including to the extent
Article IX was expressly amended herein.


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     IN WITNESS  WHEREOF,  the parties hereto have executed this Third Amendment effective for all purposes as of the date first set forth above.


        FERRELLGAS PARTNERS, L.P.

        By: Ferrellgas, Inc., its General Partner

        By:  /s/ Kevin T. Kelly
           ---------------------------------------------------------------------
             Kevin T. Kelly
             Senior Vice President


        FERRELLGAS, L.P.

        By: Ferrellgas, Inc., its General Partner

        By:  /s/ Kevin T. Kelly
           ---------------------------------------------------------------------
             Kevin T. Kelly
             Senior Vice President




        THE WILLIAMS COMPANIES, INC.

        By:  /s/ S. J. Malcolm  By:  /s/ Don R. Wellendorf, his attorney in fact
           ---------------------------------------------------------------------
             Name:  S. J. Malcolm
             Title: Executive Vice President




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